First Sentier Global Listed Infrastructure Fund
A series of Advisors Series Trust

Supplement dated July 18, 2025 to the Summary Prospectus dated February 28, 2025

We wish to inform you that at the recommendation of First Sentier Investors (US) LLC, the investment adviser of the First Sentier Global Listed Infrastructure Fund (the “Acquired Fund”), the Board of Trustees of Advisors Series Trust (the “Trust”) has voted to approve an Agreement and Plan of Reorganization whereby the Acquired Fund would reorganize out of the Trust and into a corresponding series of Datum One Series Trust that was newly created specifically for such reorganization (the “Acquiring Fund”) (the “Reorganization”). The Reorganization is intended to be tax-free for U.S. federal income tax purposes.

The Acquired Fund and its corresponding Acquiring Fund will have identical investment objectives and will have substantially similar principal investment strategies. The Acquired Fund and the Acquiring Fund’s investment adviser and portfolio managers will remain the same. However, the Reorganization would result in the Acquiring Fund being under the supervision of a different Board of Trustees and receiving key services from different service providers.

In the next few weeks, shareholders of record of the Acquired Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganization. If approved, the Reorganization is anticipated to take effect on or about November 3, 2025, or such other date as the parties may agree. Approval of the Reorganization, with respect to the Acquired Fund, requires the affirmative vote of a majority of the outstanding shares of the Fund. When you receive your proxy statement, please review it and cast your vote as instructed in the materials so the Trust may avoid any future solicitations.

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Please retain this Supplement with your Summary Prospectus.